SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 5, 2011

Date of Report
(Date of Earliest Event Reported)

Commission File No. 333-146441

A & J VENTURE CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada, USA	75-3260541
(State of Incorporation)	(IRS Employer Identification No.)

23890 Copper Hill Drive, #206, Valencia CA 91354

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (661) 414-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

1.            Previous Independent Registered Public Accounting Firm.

On January 4, 2011, the Board of Directors of the Registrant dismissed its independent registered public accounting firm, R.R. Hawkins & Associates International, a Professional Corporation (“R.R. Hawkins”).  None of the reports of R.R. Hawkins on the Registrant’s financial statements for either of the past two years and the interim period from June 30, 2010, the date of the last audited financial statements, through September 30, 2010, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the period ended June 30, 2010 contained a going concern qualification in the Registrant's audited financial statements.

During the Registrant's most recent fiscal years and the subsequent interim period through January 4, 2011, the date of dismissal, there were no disagreements with R.R. Hawkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of R.R. Hawkins, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" in connection with its report on the Registrant’s financial statements.

On January 5, 2011, the Registrant approved the engagement Farber Hass Hurley LLP (“Farber Hass”) as its new independent registered public accountants. The Registrant did not consult Farber Hass regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event in connection with its report on the Registrant’s financial statements.

The Registrant has made the contents of its Form 8-K available to R.R. Hawkins and requested it to furnish a letter to the Commission as to whether R.R. Hawkins agrees or disagrees with, or wishes to clarify the Registrant's expression of their views.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

2.            New Independent Registered Public Accounting Firm.

On January 5, 2011, the Registrant engaged Farber Hass Hurley LLP as its new independent certified public accounting firm to audit the Registrant’s financial statements for the fiscal year ended June 30, 2011. Prior to such engagement, the Registrant did not consult such firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired:

  None.

(b)            Exhibits

NUMBER	EXHIBIT
16.1	Letter from R.R. Hawkins & Associates International.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

A & J VENTURE CAPITAL GROUP, INC.

January 13, 2011	By:	/s/ Antal Markus
Antal Markus, CEO